 Exhibit 99.2

Nobilis Health Corp.
Unaudited Pro Forma Interim Consolidated Balance Sheet
Three Months Ended March 31, 2015
(In thousands)

	Nobilis Health Corp.	Victory Medical Center Houston, LP	Pro Forma Adjustments		Pro Forma Consolidated

ASSETS

CURRENT ASSETS:
Cash	$11,631	$84	$(20)	(a)	$10,259
			(1,436)	(a),(b)
Trade accounts receivable, net	39,700	4,904	(2,404)	(a)	42,200
Other receivables	-	131	6,194	(a)	418
			(5,907)	(c)
Inventory	1,444	847	(185)	(a)	2,106
Prepaid expenses and other current assets	3,167	37	7	(a)	3,211
Total current assets	55,942	6,003	(3,751)		58,194

PROPERTY AND EQUIPMENT — Net	6,404	4,340	(87)	(a)	11,264
			607	(d)
INTANGIBLE ASSETS	19,222	-	1,233	(a)	20,455
GOODWILL	21,769	-	9,230	(a)	30,999
NOTE RECEIVABLE	686	-	-		686
INVESTMENT IN ASSOCIATE	2,365	-	-		2,365
OTHER LONG -TERM ASSETS	125	2	-		127
TOTAL ASSETS	$106,513	$10,345	$7,232		$124,090

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Trade accounts payable	$5,961	$6,091	$(42)	(a)	$12,010
Accrued liabilities	8,240	1,377	1,821	(a)	11,438
Current portion of long-term debt	655	-	-		655
Short-term portion of capital leases	245	-	-		245
Other current liabilities	60	-	-	(c)	60
Total current liabilities	15,161	7,468	1,779		24,408

LONG-TERM PORTION OF CAPITAL LEASES	526	2,289	(11)	(a)	2,804
LONG-TERM DEBT, NET OF CURRENT PORTION	18,715	6,051	1	(a)	24,767
OTHER LONG-TERM LIABILITIES	310	-	-		310
Total liabilities	34,712	15,808	1,769		52,289

SHAREHOLDERS’ EQUITY:
Common stock	-	-	-		-
Additional paid in capital	183,780	(15,992)	15,992	(e)	183,780
Accumulated deficit	(133,724)	10,529	(10,529)	(e)	(133,724)
Accumulated other comprehensive income	(98)	-	-		(98)
Total shareholders’ equity attributable to Nobilis Health Corp.	49,958	(5,463)	5,463		49,958
NON-CONTROLLING INTERESTS	21,843	-	-	(f)	21,843
Total shareholders' equity	71,801	(5,463)	5,463		71,801
TOTAL LIABILITIES AND EQUITY	$106,513	$10,345	$7,232		$124,090

Nobilis Health Corp.
Unaudited Pro Forma Interim Consolidated Statement of Operations
Year Ended December 31, 2014
(In thousands)

	Nobilis Health Corp.	Victory Medical Center Houston, LP	Pro Forma Adjustments		Pro Forma Consolidated

REVENUE
Net patient service revenue	$80,917	$22,303	$-		$103,220
Contracted marketing revenue	2,171	-	-		2,171
Factoring revenue	941	-	-		941
Total revenue	84,029	22,303	-		106,332

COST OF REVENUE	201	-	-		201

GROSS PROFIT	83,828	22,303	-		106,131

GENERAL AND ADMINISTRATIVE EXPENSES	62,995	27,144	(4,108)	(g)	86,118
			87	(h)
INCOME (LOSS) FROM OPERATIONS	20,833	(4,841)	4,021		20,013

OTHER EXPENSE (INCOME):
Interest expense	288	516	-		804
Impairment of related party receivable	-	5,907	(5,907)	(c)	-
Other income, net	(183)	(362)	-		(545)
Total other expense	105	6,061	(5,907)		259

NET INCOME (LOSS) BEFORE INCOME TAXES
AND NONCONTROLLING INTERESTS	20,728	(10,902)	9,928		19,754

INCOME TAX	480	-	-		480
NET INCOME BEFORE NONCONTROLLING INTERESTS	20,248	(10,902)	9,928		19,274

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	13,062	-	(1,538)	(i)	11,524

NET INCOME (LOSS) ATTRIBUTABLE TO NOBILIS HEALTH	$7,186	$(10,902)	$11,466		$7,750
NET INCOME PER BASIC COMMON SHARE	$0.15				$0.17
NET INCOME PER FULLY DILUTED COMMON SHARE	$0.15				$0.16
WEIGHTED AVERAGE SHARES OUTSTANDING (BASIC)	46,517,815				46,517,815
WEIGHTED AVERAGE SHARES OUTSTANDING (FULLY DILUTED)	48,781,348				48,781,348

Nobilis Health Corp.
Unaudited Pro Forma Interim Consolidated Statement of Operations
Three Months Ended March 31, 2015
(In thousands)

	Nobilis Health Corp.	Victory Medical Center Houston, LP	Pro Forma Adjustments		Pro Forma Consolidated

REVENUE
Net patient service revenue	$35,058	$596	$(23)	(j)	$35,631
Contracted marketing revenue	810	-	-		810
Factoring revenue	1,248	-	-		1,248
Total revenue	37,116	596	(23)		37,689

COST OF REVENUE	61	-	-		61

GROSS PROFIT	37,055	596	(23)		37,628

GENERAL AND ADMINISTRATIVE EXPENSES	33,271	1,469	(251)	(g)	34,511
			22	(h)
INCOME (LOSS) FROM OPERATIONS	3,784	(873)	206		3,117

OTHER EXPENSE (INCOME):
Interest expense	490	-	-		490
Other (income) expense, net	(135)	168	-		33
Total other expense	355	168	-		523

NET INCOME (LOSS) BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	3,429	(1,041)	206		2,594

INCOME TAX	152	-	-		152
NET INCOME (LOSS) BEFORE NONCONTROLLING INTERESTS	3,277	(1,041)	206		2,442

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	4,490	-	(495)	(i)	3,995

NET LOSS ATTRIBUTABLE TO NOBILIS HEALTH	$(1,213)	$(1,041)	$701		$(1,553)
NET LOSS PER BASIC COMMON SHARE	$(0.02)				$(0.03)
NET LOSS PER FULLY DILUTED COMMON SHARE	$(0.02)				$(0.03)
WEIGHTED AVERAGE SHARES OUTSTANDING (BASIC)	60,191,831				60,191,831
WEIGHTED AVERAGE SHARES OUTSTANDING (FULLY DILUTED)	60,191,831				60,191,831

Notes to the Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma consolidated balance sheet and statement of operations give effect to the following transactions, assumptions and adjustments as if they had occurred on January 1, 2014.

The estimated fair values of Victory’s net assets and liabilities, which have been determined from information that is available at this time and incorporates estimates, will be finalized once the final fair values of the assets and liabilities have been determined at the time of closing.

The preliminary estimated fair values of assets acquired and liabilities assumed relating to the acquisition of Victory is as follows (in thousands):

April 24, 2015

Net assets acquired:
Cash	$64
Trade accounts receivable	2,500
Due from Others	6,325
Prepaid expenses and other current assets	44
Inventory	662
PP&E	4,860
Deposits	2
Trademark	280
Medicare license	940
Hospital license	13
Goodwill	9,230
Net assets acquired	$24,920

Net liabilities acquired:
Trade accounts payable	$6,049
Accrued liabilities	3,198
Long-term portion of Capital Leases	2,278
Long-term portion of Note Payable	6,052
Total liabilities acquired	$17,577

Consideration:
Cash, net of cash acquired	$1,436
Assumed note payable	5,907
Total consideration	$7,343

Victory Acquisition – Pro Forma Adjustments

(a)	Adjustments represent the allocation of the purchase price consideration reflecting the estimated fair value of the net assets acquired on April 24, 2015.

(b)	Cash paid at April 24, 2015 as part of the purchase price of Victory.

(c)	Debt assumed from Victory's parent at April 24, 2015 as part of the purchase price of Victory. Inter-company debt is eliminated in consolidation..

(d)	To increase the carrying value of Victory's net property and equipment to its fair value, as was determined by an independent third party valuation expert.

(e)	Equity balances of Victory are eliminated.

(f)

Non-controlling interest was deemed to have a fair market value of $0. Prior to the acquisition, partnership equity was at a net deficit position. As such, the pro forma balance sheet includes no adjustments to non-controlling interest.

(g)

For the periods ended December 31, 2014 and March 31, 2015, Victory incurred expenses of $4.1 million and $0.3 million, respectively, for fees paid to their parent company for various management services pertaining to hospital operations. In conjunction with the acquisition, Victory entered into a Management Services Agreement ("MSA") with the Company to provide these same management services. Monthly MSA fees are determined based on a fixed percentage of cash collections. The management fee expenses and revenues are eliminated through consolidation with a remaining impact to non-controlling interest for the 45% of the entity which is not owned by Nobilis. The pre-existing management fees have been adjusted out of the pro forma and replaced with the monthly MSA fees. Incremental modifications have been made to the non-controlling interest balance of $1.1 million and $0.1 million for the periods ended December 31, 2014 and March 31, 2015, respectively, which were included as part of the non-controlling interest adjustment performed in note (i), as seen below.

(h)	To record additional depreciation expense as a result of the increase in property and equipment arising from the fair value adjustment described in note (d), as seen above.

(i)	To reflect non-controlling interest of the 45% minority ownership. This balance has been separately calculated and adjusted for each of the periods ended December 31, 2014 and March 31, 2015.

(j)

This represents pre-acquisition revenue which the Company generated through their business relationship with Victory. Subsequent to the acquisition, such revenue is considered an inter-company transaction which is eliminated through consolidation and thus, has been adjusted out of the pro forma.

Victory is taxed as a partnership for federal income tax purposes whereby all income and losses are to be included in the tax returns of the individual partners. As a partner with a 55% ownership interest, the Company has the ability to offset any tax implications with pre-existing net operating losses.